UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 2008


                             DENARII RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       333-135354               98-0491567
(State or Other Jurisdiction        (Commission File         (I.R.S. Employer
   of Incorporation)                    Number)           Identification Number)

                         510 - 999 West Hastings Street
                                 Vancouver B.C.
                                     Canada
                                     V6C 2W2
                    (Address of principal executive offices)

                             Telephone: 604.685.7552
                             Facsimile: 604.685.7551
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

SUBSCRIPTION AGREEMENT FOR 100,000 SHARES

On June 2, 2008, the Company entered into a binding Private Placement and Subscription Agreement (the "Agreement") with Oxford Capital Services Inc., an accredited investor (the "Subscriber") pursuant to which it sold 100,000 shares of its common stock (the "Shares") at a price of $0.10 per share for total proceeds of $10,000.00.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth under Item 1.01 of the Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTIONS.

Not applicable.

(D) EXHIBITS

Exhibit No.             Description
-----------             -----------

   10.1            Private Placement Subscription Agreement dated June 2, 2008*

----------
* Filed herewith.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DENARII RESOURCES INC.


Date: June 2, 2008                     /s/ Chris Lori
                                       ----------------------------------
                                       CHRIS LORI, President and Director


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